INCENTRA
                                 --------------
                                 SOLUTONS, INC.
                   1140 PEARL STREET, BOULDER, COLORADO 80302


NEWS RELEASE FOR AUGUST 16, 2005 AT 7:30 AM EDT

Contacts for Incentra Solutions:
   Allen & Caron Inc.                           Incentra Solutions
   Matt Clawson (investors)                     Paul McKnight
   matt@allencaron.com                          Chief Financial Officer
   Len Hall (financial media)                   pmcknight@incentrasolutions.com
   len@allencaron.com                           (303) 449-8279
   (949) 474-4300


                INCENTRA SOLUTIONS ANNOUNCES 2005 SECOND QUARTER,
                            FIRST SIX MONTHS RESULTS

       PRO FORMA REVENUES UP YEAR-OVER-YEAR 27% AND 25%, RESPECTIVELY, TO
                        $17.6 MILLION AND $34.0 MILLION

BOULDER, CO, AUGUST 16, 2005 - Incentra Solutions, Inc. (OTCBB: ICNS) today announced that increased sales of information technology (IT) products and services, higher levels of professional services and managed services to the enterprise market and continued solid growth in its Front Porch Digital Media offerings drove substantial year-over-year revenue increases for its second quarter and six months ended June 30, 2005. Second quarter pro forma revenue increased 27 percent to $17.6 million, from $13.9 million for the comparable prior year period. Pro forma gross margin for the 2005 second quarter was $5.1 million as compared to $4.3 million for the comparable prior year period.

         Chairman and CEO Thomas P. Sweeney noted, "Our revenue growth was driven by higher third-party product sales, increased sales of professional services, increased managed services in the enterprise market and the addition of two DIVAcomplete installations for Front Porch Digital. The complete solutions approach continues to position Incentra to take a larger percentage of our customers' total spend with the opportunity to deliver higher-margin recurring services.

         "Second quarter revenues were higher than previously forecasted due to the accelerated sale and delivery of a few transactions which were originally forecasted for the third quarter," Sweeney added. "Margins continue to improve this year as we begin to realize synergies from the acquisitions and from the expansion of our service offering to existing customers and to newly-acquired customers. With our acquisition integration efforts largely complete, the teams are now solely focused on the delivery of complete solutions to our customers."

         Pro forma net loss before amounts attributable to common shareholders(1) for the quarter decreased 33 percent to $2.4 million compared to a pro forma loss of $3.6 million for the 2004 second quarter. EBITDA(2), as adjusted, was $293,000 for the 2005 second quarter and excluded a $135,000 gain from an insurance recovery.

         For the first six months of 2005, the pro forma revenues increased 25 percent to $34.0 million, from the comparable prior year period. EBITDA(2), as adjusted, for the first six months of 2005 was $704,000 which also excluded the insurance recovery. "Overall, we continue to make strides in delivering complete IT solutions and solidifying our position as an outsourced provider and implementer for our customers' complete IT needs," Sweeney commented.

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

INCENTRA SOLUTIONS ANNOUNCES 2005 SECOND QUARTER, FIRST SIX MONTHS RESULTS Page 2-2-2


         Pro forma results of operations discussed above, include 100 percent of the operating results the acquisitions for all periods presented.

RESULTS OF OPERATIONS IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP)

         Revenues for the three and six months ended June 30, 2005 were approximately $17.6 million and $23.6 million, respectively. Gross margin was $5.1 million in the 2005 second quarter and $8.0 million for the six months ended June 30, 2005. Gross margin as a percentage of revenue for the second quarter was 29 percent and was 34 percent for the six month period. Net loss before amounts attributable to common shareholders(1) was $2.4 million in the 2005 second quarter and $4.7 million for the first six months ending June 30, 2005.

         Results of operations determined in accordance with GAAP exclude the results of operations of the acquired businesses prior to the respective acquisition dates.

CONFERENCE CALL INFORMATION

         As previously announced, management will host a conference call to be broadcast live on the Internet on Tuesday, August 16, 2005 at 11:30 a.m. (Eastern time). The dial-in number for the call is 1-800-370-0898, or you may access the live webcast on the Investors section of the Company's website, WWW.INCENTRASOLUTIONS.COM. Additionally, an archive of the conference call will be available on this site.

ABOUT INCENTRA SOLUTIONS, INC.

         Incentra Solutions, Inc. (www.incentrasolutions.com, OTCBB:ICNS) is a provider of complete IT & storage management solutions to broadcasters, enterprises and managed service providers worldwide. Incentra's complete solution includes professional services, hardware & software products with first call support, IT outsourcing solutions and financing options. To the broadcast market, Incentra delivers complete digital archive management and transcoding solutions built on its IT and storage expertise and offerings.

INCENTRA SOLUTIONS FORWARD LOOKING STATEMENTS

         CERTAIN INFORMATION DISCUSSED IN THIS PRESS RELEASE MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND THE FEDERAL SECURITIES LAWS. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE BASED UPON REASONABLE ASSUMPTIONS AT THE TIME MADE, IT CAN GIVE NO ASSURANCE THAT ITS EXPECTATIONS WILL BE ACHIEVED. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO UNPREDICTABLE AND UNANTICIPATED RISKS, TRENDS AND UNCERTAINTIES SUCH AS THE COMPANY'S INABILITY TO ACCURATELY FORECAST ITS OPERATING RESULTS; THE COMPANY'S POTENTIAL INABILITY TO ACHIEVE PROFITABILITY OR GENERATE POSITIVE CASH FLOW; THE AVAILABILITY OF FINANCING; AND OTHER RISKS ASSOCIATED WITH THE COMPANY'S BUSINESS. FOR FURTHER INFORMATION ON FACTORS WHICH COULD IMPACT THE COMPANY AND THE STATEMENTS CONTAINED HEREIN, REFERENCE SHOULD BE MADE TO THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ANNUAL REPORTS ON FORM 10-KSB, QUARTERLY REPORTS ON FORM 10-QSB AND CURRENT REPORTS ON FORM 8-K. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE OR SUPPLEMENT FORWARD-LOOKING STATEMENTS THAT BECOME UNTRUE BECAUSE OF SUBSEQUENT EVENTS.

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INCENTRA SOLUTIONS ANNOUNCES 2005 SECOND QUARTER, FIRST SIX MONTHS RESULTS
Page 3-3-3


------------------
(1) Net loss before amounts attributable to common shareholders excludes deemed dividends and accretion related to the Company's preferred stock.

(2) EBITDA is defined as earnings before interest, taxes, depreciation and amortization and cumulative effect of changes in accounting principles. Although EBITDA is not a measure of performance or liquidity calculated in accordance with United States generally accepted accounting principles (GAAP), the Company believes the use of the non-GAAP financial measure EBITDA enhances an overall understanding of the Company's past financial performance and is a widely-used measure of operating performance in practice. In addition, the Company believes the use of EBITDA provides useful information to the investor because EBITDA excludes significant non-cash interest and amortization charges related to past financings by the Company that, when excluded, the Company believes produces more meaningful operating information. EBITDA also excludes depreciation expense incurred primarily in the MSI subsidiary and amortization expense for intangible assets which arose out from the acquisition of MSI, which are significant when compared to such levels prior to the acquisition of MSI. However, investors should not consider this measure in isolation or as a substitute for net income
(loss), operating income (loss), cash flows from operating activities or any other measure for determining the Company's operating performance or liquidity that are calculated in accordance with GAAP, and this measure may not necessarily be comparable to similarly titled measures employed by other companies. A reconciliation of EBITDA to the most comparable GAAP financial measure, loss before income taxes, is included in the adjoining tables.

                                -------------------------------         ----------------------------------
                                  THREE MONTHS ENDED 6-30-05                 SIX MONTHS ENDED 6-30-05
                                -------------------------------         ----------------------------------
                                    AS REPORTED       PROFORMA              AS REPORTED         PROFORMA

EBITDA RECONCILIATION
all amounts in (000's)
Net loss                                $(2,356)      $(2,356)                 $(4,705)          $(4,741)
Income tax expense                           559           559                      877               877
Non-cash interest                            431           431                      972               973
Cash interest, net                           175           175                      173               250
Depreciation                                 398           398                      793               826
Amortization                                 949           949                    1,840             1,869
                                -------------------------------         ----------------------------------
EBITDA                                      $156          $156                    $(50)               $54
                                ===============================         ==================================
Owner's costs                                  -             -                        -               314
Referral fees                                 29            29                       72                72
Stock-based compensation                     108           108                      264               264
                                -------------------------------         ----------------------------------
EBITDA, AS ADJUSTED                         $293          $293                     $286              $704
                                ===============================         ==================================


                                  TABLES FOLLOW

INCENTRA SOLUTIONS ANNOUNCES RECORD SECOND QUARTER AND SIX-MONTH RESULTS Page 4-4-4


                     INCENTRA SOLUTIONS, INC. & SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


                                       -----------------------------    -----------------------------
                                            THREE MONTHS ENDED                SIX MONTHS ENDED
                                       -----------------------------    -----------------------------
                                       JUNE 30, 2005   JUNE 30, 2004    JUNE 30, 2005   JUNE 30, 2004
                                       -------------   -------------    -------------   -------------

all amounts in (000's)
Revenues                                $    17,599     $     1,898      $    23,606     $     4,262
                                        -----------     -----------      -----------     -----------


Cost of revenue                              12,505           1,337           15,569           2,550
                                        -----------     -----------      -----------     -----------
Gross margin                                  5,094             561            8,037           1,712
                                        -----------     -----------      -----------     -----------


Total operating expenses                      6,287           2,458           11,171           4,857
                                        -----------     -----------      -----------     -----------
Loss from operations                        (1,193)         (1,897)          (3,134)         (3,145)
                                        -----------     -----------      -----------     -----------

Loss before income tax                      (1,797)         (2,558)          (3,828)         (4,441)
                                        -----------     -----------      -----------     -----------

Net loss                                    (2,356)         (2,558)          (4,705)         (4,441)
                                        -----------     -----------      -----------     -----------

Net loss applicable to common
stockholders                            $   (3,011)     $   (2,715)      $   (6,013)     $  (4,754)
                                        ===========     ===========      ===========     ==========




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INCENTRA SOLUTIONS ANNOUNCES RECORD SECOND QUARTER AND SIX-MONTH RESULTS
Page 5-5-5


                     INCENTRA SOLUTIONS, INC. & SUBSIDIARIES
       PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


                                       -----------------------------    -----------------------------
                                            THREE MONTHS ENDED                SIX MONTHS ENDED
                                       -----------------------------    -----------------------------
                                       JUNE 30, 2005   JUNE 30, 2004    JUNE 30, 2005   JUNE 30, 2004
                                       -------------   -------------    -------------   -------------

all amounts in (000's)
Revenues                                $    17,599     $    13,860      $    34,050     $    28,137
                                        -----------     -----------      -----------     -----------


Cost of revenue                              12,505           9,511           24,475          19,638
                                        -----------     -----------      -----------     -----------

Gross margin                                  5,094           4,349            9,575           8,499
                                        -----------     -----------      -----------     -----------

Total operating expenses                      6,287           6,883           12,668          12,705
                                        -----------     -----------      -----------     -----------

Loss  from operations                       (1,193)         (2,534)          (3,093)         (4,206)
                                        -----------     -----------      -----------     -----------

Loss before income taxes                    (1,797)         (3,633)          (3,864)           6,151
                                        -----------     -----------      -----------     -----------

Net loss                                    (2,356)         (3,633)          (4,741)         (6,151)
                                        -----------     -----------      -----------     -----------

Net loss applicable to common
shareholders                            $   (3,011)     $   (3,790)      $   (6,050)     $   (6,464)
                                        ===========     ===========      ===========     ===========




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


INCENTRA SOLUTIONS ANNOUNCES RECORD SECOND QUARTER AND SIX-MONTH RESULTS Page 6-6-6


                     INCENTRA SOLUTIONS, INC. & SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (unaudited)

                                                                                                 JUNE 30, 2005
                                                                                                 -------------
Assets
Current assets:
  Cash and cash equivalents                                                                      $   2,058,585
  Accounts receivable, net of allowance for doubtful accounts of $260,000                           12,309,757
  Other current assets                                                                               1,036,076
                                                                                                 -------------
Total current assets                                                                                15,404,418

Property and equipment, net                                                                          2,366,712
Capitalized software costs, net                                                                      1,655,837
Software and intellectual property, net                                                             14,916,003
Goodwill                                                                                            14,482,287
Other assets                                                                                           894,149
                                                                                                 -------------
                                                                                                    34,314,988
                                                                                                 -------------

TOTAL ASSETS                                                                                     $  49,719,406
                                                                                                 =============
Liabilities and shareholders' equity
Current liabilities:
Current portion of notes payable, capital leases and other long term obligations                 $   4,495,929
  Accounts payable                                                                                   9,612,801
  Accrued expenses                                                                                   3,720,186
  Current portion of deferred revenue                                                                1,378,109
                                                                                                 -------------
Total current liabilities                                                                           19,207,025
                                                                                                 -------------

Notes payable, capital leases and other long term obligations, net of current portion                6,317,932
Deferred revenue, net of current portion                                                               109,105
                                                                                                 -------------
                                                                                                     6,427,037
                                                                                                 -------------

TOTAL LIABILITIES                                                                                   25,634,062
                                                                                                 -------------

Commitments and contingencies
Series A convertible preferred stock, $.001 par value, $31,500,000 liquidation preference,
 2,500,000 shares authorized, 2,466,971 shares issued and outstanding                               23,309,550
                                                                                                 -------------

Shareholders' equity:
Preferred stock, nonvoting, $.001 par value, 2,500,000 shares                                               --
    authorized, none issued or outstanding
Common stock, $.001 par value, 200,000,000 shares authorized, 13,030,446 shares issued,
  12,887,082 shares outstanding, 143,364 shares in treasury                                             12,887
Additional paid-in capital                                                                         124,021,141
Accumulated other comprehensive loss                                                                  (134,766)
Accumulated deficit                                                                               (123,123,468)
                                                                                                 -------------
TOTAL SHAREHOLDERS' EQUITY                                                                             775,794
                                                                                                 -------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                       $  49,719,406
                                                                                                 =============


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